UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 3, 2021

Twist Bioscience Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-38720	46-2058888
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

681 Gateway Boulevard

South San Francisco, CA 94080

(Address of principal executive offices, including ZIP code)

(800) 719-0671

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TWST	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2021 Annual Meeting of Stockholders of Twist Bioscience Corporation (the “Company”), was held on February 3, 2021 (the “Annual Meeting”). At the Annual Meeting, there were present, in person or by proxy, holders of 44,838,039 shares of common stock, or approximately 92.22% of the total outstanding shares eligible to be voted. The holders present voted on the four proposals presented at the Annual Meeting as follows.

Proposal One — Election of Directors

The Company’s stockholders approved the election of three directors to the Company’s Board of Directors (“Board”) as Class III Directors by the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Emily M. Leproust, Ph.D.	31,404,331	9,568,244	3,865,464
William Banyai, Ph.D.	30,527,983	10,444,592	3,865,464
Robert Chess	29,867,720	11,104,855	3,865,464

Proposal Two — Non-Binding, Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers (“NEOs”)

The Company’s stockholders approved, on a non-binding and advisory basis, a resolution approving the compensation of the Company’s NEOs by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
35,928,044	4,068,960	975,571	3,865,464

Proposal Three — Non-Binding, Advisory Vote on the Frequency of Future Non-Binding, Advisory Votes to Approve the Compensation of the Company’s NEOs

The Company’s stockholders selected, on a non-binding and advisory basis, a frequency of every year for future non-binding, advisory stockholder votes to approve the compensation of the Company’s NEOs by the following votes:

3 Years	2 Years	1 Year	Abstentions	Broker Non-Votes
1,943,080	19,224	38,876,456	133,815	3,865,464

Proposal Four — Ratification of Appointment of Independent Registered Accounting Firm

The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered accounting firm for the fiscal year ending September 30, 2021 by the following votes:

Votes For	Votes Against	Abstentions
44,793,178	27,683	17,178

In addition, based on the recommendation of the Board in the definitive proxy statement for the Annual Meeting and the voting results with respect to Proposal No. 3, the Board determined at its meeting on February 3, 2021 that non-binding, advisory votes to approve the compensation of the NEOs will be submitted for consideration by the Company’s stockholders every year until the next non-binding advisory vote on the frequency of future non-binding, advisory votes to approve the compensation of the NEOs is required by section 14A(a)(2) of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 9, 2021

Twist Bioscience Corporation

/s/ Mark Daniels
Mark Daniels
Senior Vice President, Chief Legal Officer, Chief Ethics and Compliance Officer, and Secretary